Note 5 - Fair Value Measurements - Assets and Liabilities Measured at Fair Value on a Recurring Basis (Details) - Fair Value, Recurring [Member] - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Total Assets	$ 592	$ 3,532	$ 4,212
Fair Value, Inputs, Level 1 [Member]
Total Assets	592	3,532	4,212
Money Market Funds [Member]
Cash equivalents	592	3,532	4,212
Money Market Funds [Member] | Fair Value, Inputs, Level 1 [Member]
Cash equivalents	$ 592	$ 3,532	$ 4,212